Exhibit 21

COMPUTER SCIENCES CORPORATION
Significant Active Subsidiaries and Affiliates
As of March 30, 2012

Name	Jurisdiction of Organization
46 IBA Health (Middle East) LLC	Oman
Alliance-One Services, Inc.	Delaware
AppLabs Technologies Private Limited	India
Beijing CSA Computer Sciences Technology Company Limited	P.R.C.
Bridgeforward Software Limited	United Kingdom
CenTauri Solutions, LLC	Delaware
Century Credit Corporation	Nevada
Century Leasing Corporation	Nevada
Century LLC	Nevada
Century Subsidiary Corporation	Nevada
Computer Sciences Canada Inc.	Canada
Computer Sciences Corporation Australia Pty. Limited	Australia
Computer Sciences Corporation CSC Ecuador S.A.	Ecuador
Computer Sciences Corporation d.o.o Beograd	Serbia
Computer Sciences Corporation India Private Limited	India
Computer Sciences España, S.A.	Spain
Computer Sciences Raytheon	Florida
Computer Sciences UK Limited	United Kingdom
Continental Grand, Limited Partnership	Nevada
Continuum Direct Limited	United Kingdom
Covansys (Asia Pacific) Pte Ltd.	Singapore
Covansys Netherlands B.V.	Netherlands
Covansys S.L.	Spain
CSC Software Technology (Shanghai) Company Ltd.	P.R.C.
Covansys UK Limited	United Kingdom
CSA (PRC) Company Limited	Hong Kong
CSC (Thailand) Ltd	Thailand
CSC Applied Technologies LLC (f/k/a DynCorp Technical Services LLC)	Delaware
CSC Arabia Ltd.	Saudi Arabia
CSC Asia Holdings Pte Ltd.	Singapore
CSC Australia Pty. Limited	Australia
CSC Automated Pte. Ltd.	Singapore
CSC Bulgaria E.O.O.D.	Bulgaria
CSC Business Systems Limited	United Kingdom
CSC Commerce 2010 LLC	Nevada
CSC Computer Sciences (Middle East) Limited	United Kingdom
CSC Computer Sciences (Portugal), Lda	Portugal
CSC Computer Sciences (South Africa) (Pty) Limited	South Africa
CSC Computer Sciences A/S	Denmark
CSC Computer Sciences Argentina S.R.L.	Argentina
CSC Computer Sciences Australia Holdings Pty Limited	Australia
CSC Computer Sciences B.V.	Netherlands
CSC Computer Sciences Bahrain W.L.L.	Bahrain
CSC Computer Sciences Brasil S.A.	Brazil
CSC Computer Sciences Capital Limited	United Kingdom
CSC Computer Sciences Capital S.a.r.l.	Luxembourg
CSC Computer Sciences Colombia Ltda	Colombia
CSC Computer Sciences Consulting Austria GmbH	Austria
CSC Computer Sciences Corporation (Costa Rica), S.A.	Costa Rica
CSC Computer Sciences Corporation Chile S.A.	Chile
CSC Computer Sciences do Brasil Ltda.	Brazil
CSC Computer Sciences Egypt Ltd	Egypt

CSC Computer Sciences Financing LLP	United Kingdom
CSC Computer Sciences Finland OY	Finland
CSC Computer Sciences GmbH	Germany
CSC Computer Sciences Holdings France SAS	France
CSC Computer Sciences Holdings S.a.r.l.	Luxembourg
CSC Computer Sciences Honduras, S.A.	Honduras
CSC Computer Sciences International Holdings Limited	United Kingdom
CSC Computer Sciences International Inc.	Nevada
CSC Computer Sciences International Limited	United Kingdom
CSC Computer Sciences International S.a.r.l.	Luxembourg
CSC Computer Sciences International Services Limited	United Kingdom
CSC Computer Sciences Ireland Limited	Ireland
CSC Computer Sciences Italia S.R.L.	Italy
CSC Computer Sciences Jersey Limited	United Kingdom
CSC Computer Sciences Limited	United Kingdom
CSC Computer Sciences Luxembourg S.A.	Luxembourg
CSC Computer Sciences Nicaragua, Sociedad Anomia	Nicaragua
CSC Computer Sciences Peru S.R.L.	Peru
CSC Computer Sciences Polska Sp. zO.O	Poland
CSC Computer Sciences Romania S.R.L	Romania
CSC Computer Sciences S.A.	Luxembourg
CSC Computer Sciences S.A.S.	France
CSC Computer Sciences s.r.o.	Czech Republic
CSC Computer Sciences spol. s.r.o.	Slovakia
CSC Computer Sciences UK Holdings Limited	United Kingdom
CSC Computer Sciences Venezuela, SA	Venezuela
CSC Computer Sciences VOF/SNC	Belgium
CSC Computer Sciences, S. de R.L. de C.V.	Mexico
CSC Consular Services Inc.	Nevada
CSC Consulting Group A/S	Denmark
CSC Consulting, Inc.	Massachusetts
CSC Corporation Limited	United Kingdom
CSC Covansys Corporation	Michigan
CSC Credit Services, Inc. (TX)	Texas
CSC Cybertek Corporation (formerly Mynd Corporation f/k/a CYBERTEK Corporation)	Texas
CSC Danmark A/S	Denmark
CSC Datalab A/S	Denmark
CSC Deutschland Akademie GmbH	Germany
CSC Deutschland Consulting GmbH	Germany
CSC Deutschland Services GmbH	Germany
CSC Deutschland Solutions GmbH	Germany
CSC Enformasyon Teknoloji Hizmetleri Limited Sirketi	Turkey
CSC Enterprises (Partnership)	Delaware
CSC Financial GmbH	Germany
CSC Financial Services (Pty) Limited	South Africa
CSC Financial Services Limited	United Kingdom
CSC Financial Services S.A.S.	France
CSC Financial Solutions Ireland Limited	Ireland
CSC FSG Limited	United Kingdom
CSC Hanford LLC	Nevada
CSC Holdings (SA) (Pty) Ltd	South Africa
CSC Hungary Information Technology Services Kft	Hungary
CSC Information Systems LLC	Delaware
CSC Information Technology (Tianjin) Company Limited	P.R.C.
CSC Information Technology Solutions Pty. Ltd	Australia
CSC International Systems Management Inc. (US)	Nevada
CSC Investment Services Management Limited	United Kingdom
CSC Italia S.r.l.	Italy

CSC Japan, Ltd.	Delaware
CSC Korea YH	Korea
CSC Life Sciences Limited	United Kingdom
CSC Logic, Inc.	Texas
CSC Malaysia Sdn Bhd	Malaysia
CSC Managed Holdings LLC	Nevada
CSC New Zealand Limited	New Zealand
CSC Norge AS	Norway
CSC Property UK Limited	United Kingdom
CSC Scandihealth A/S	Denmark
CSC Services Management Ireland Limited	Ireland
CSC Services No. 1 Limited	United Kingdom
CSC Services No. 2 Limited	United Kingdom
CSC Sverige AB	Sweden
CSC Switzerland GmbH	Switzerland
CSC Systems & Solutions LLC	Delaware
CSC Taiwan Limited	Taiwan
CSC Technologies Deutschland GmbH	Germany
CSC Technology Beijing Co., Ltd	P.R.C.
CSC Technology Hong Kong Limited	Hong Kong
CSC Technology Japan Co., Ltd	Japan
CSC Technology Singapore Pte. Ltd	Singapore
CSC Vietnam Co., Limited	Vietnam
CSCSpace Company LLC	Virginia
Datatrac Information Services, Inc. (Integrated Customer Solutions)	Texas
DM Petroleum Operations Company (60% owned)	Louisiana
DynCorp	Delaware
DynCorp Biotechnology and Health Services, Inc.	Virginia
DynPort Vaccine Company LLC	Virginia
EURL CSC Computer Sciences Corporation Algeria	Algeria
Experteam S.A./N.V.	Belgium
First Consulting Group. Inc.	Delaware
Fortune InfoTech Ltd	India
HAS Solutions (UK) Limited	United Kingdom
HAS Solutions Canada Inc.	Canada
HAS Solutions Pty Ltd	Australia
IBA (Australia) Limited Partnership	Australia
IBA Health (Asia) Sdn. Bhd.	Malaysia
IBA Health (Europe) Holdings Limited	United Kingdom
IBA Health (UK) Holdings Limited	United Kingdom
Image Solutions Europe GmbH	Germany
Image Solutions, Inc.	New Jersey
Innovative Banking Solutions AG	Germany
ISI (China) Co., Ltd.	P.R.C.
ISI (UK) Ltd.	United Kingdom
iSOFT (New Zealand & Pacific Islands) Limited	New Zealand
iSOFT (Primary Care) Pty Ltd	Australia
iSOFT Applications Limited	United Kingdom
iSOFT Australia Pty Limited	Australia
iSOFT Europe (Holdings) Limited	United Kingdom
iSOFT Europe Limited	United Kingdom
iSOFT GmbH & Co KG	Germany
iSOFT Group (UK) Limited (fka iSOFT Group plc)	United Kingdom
iSOFT Group Limited	Australia
iSOFT Health (Asia) Pte Ltd	Singapore
iSOFT Health (Ireland) Limited	Ireland
iSOFT Health GmbH	Germany
iSOFT Health Limited	United Kingdom

iSOFT Health Management (India) Private Limited	India
iSOFT Health Services (India) Private Limited	India
iSOFT Health Systems (Malaysia) Sdn.Bhd.	Malaysia
iSOFT Ireland Ltd	Ireland
iSOFT Limited (fka i SOFT plc)	United Kingdom
iSOFT Medical Systems Limited	United Kingdom
iSOFT Nederland BV	Netherlands
iSOFT NZ Limited	New Zealand
iSOFT Overseas Holdings Limited	United Kingdom
iSOFT Protos Limited	United Kingdom
iSOFT R&D Private Limited	India
iSOFT Sanidad SA	Spain
iSOFT Solutions (Thailand) Limited	Thailand
iSOFT Solutions Pty Ltd	Australia
iSOFT Systems Pty Ltd	Australia
Log.Sec Corporation	Virginia
Maricom Systems Incorporated	Maryland
Mississippi Space Services	Mississippi
Mynd Corporation (f/k/a DI Asset Corporation)	South Carolina
Mynd International, Ltd.	Delaware
Mynd Partners f/k/a Legalgard Partners, L.P.	Pennsylvania
Mynd Partners, L.P. f/k/a Cybertek Solutions, LP	Texas
Paxus Australia Pty. Limited	Australia
PDA Software Services, Inc.	Delaware
PT CSC Indonesia	Indonesia
Space Coast Launch Services LLC	Nevada
Technology Service Partners, Inc.	Florida
Test and Experimentation Services Company	Texas
The Eagle Alliance	Maryland
Tianjin CSA Computer Sciences Technology Company Limited	P.R.C.
Tri-S Incorporated	Virginia
UAB CSC Baltic	Lithuania
Vulnerability Research Labs, LLC	Delaware
Welkin Associates, Ltd	Virginia
Vulnerability Research Labs, LLC	Delaware
Welkin Associates, Ltd	Virginia

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